Exhibit 10.6

CONVERTIBLE DEBENTURE TRANSFER AGREEMENT

This CONVERTIBLE DEBENTURE TRANSFER AGREEMENT (this “Agreement”) is entered into as of the 17th day of March, 2015 (the “Effective Date”), by and among, LINDSAY E. GORRILL (the “Holder”), whose address is 611 E. Sherman Avenue, Coeur d’Alene, Idaho 83814; VAST EXPLORATION, LLC, a Texas limited liability company (the “Purchaser”), whose address is 10119 W. Lariat Lane, Peoria, AZ 85383; and JAYHAWK ENERGY, INC., a Colorado corporation (the “Company”), whose address is 611 E. Sherman Avenue, Coeur d’Alene, Idaho 83814.

RECITALS:

WHEREAS, on June 4, 2014, the Holder and the Company entered into a Convertible Debenture Purchase Agreement pursuant to which the Company issued to the Holder a 10% Convertible Debenture in the principal amount of $200,000 with a current balance of $200,000 (the “06/04/2014 Gorrill Convertible Debenture”) described in greater detail on Exhibit 1-B.

WHEREAS, the “06/03/2014 Gorrill Convertible Debenture”, (including any amendments thereto), the 06/03/2014 Security Agreement, 06/13/2014 Intercreditor Agreement, and 06/03/2014 Stock Pledge (the “Related Documents”), shall be collectively referred to herein as (the “Transaction Documents”). The Transaction Documents are described in further detail on the Index following the signature page to this Agreement.

WHEREAS, the Holder has determined that it is in its best interests to sell, subject to the terms and conditions set forth herein, the Convertible Debenture to the Purchaser;

WHEREAS, the Purchaser has determined that it is in its best interest to purchase, subject to the terms and conditions set forth herein, the Convertible Debenture from the Holder; and

WHEREAS, the Company has agreed to the provisions of this Agreement that are necessary for the parties to complete the transaction which they have negotiated.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Recitals set forth above and incorporated herein by reference and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Transfer of the Convertible Debentures.   The Purchaser shall pay the Holder the sum of Two Hundred Thousand Dollars and 00/100's ($200,000) Dollars (the “Transfer Price”) in consideration of the purchase of Holder's entire right, title and interest in the Convertible Debenture and Related Documents.  The payment shall be made by issuance of a promissory note.

a.

Promissory Note:  Purchase shall make and deliver to Holder one (1) promissory note with a face value of $200,000. (See EXHIBIT X).

b.

 Convertible Debenture Purchase Price Allocation:

i.

“06/04/2014 Gorrill Convertible Debenture” with a principal balance of $200,000.00: Purchase price is $200,000.00.

c.

The transfer of the Transaction Documents and payment of the Transfer Price shall be completed within five (5) business days of the Effective Date of this Agreement.

d.

The Convertible Debenture shall be transferred with all the conversion rights described in the Convertible Debenture. Unless otherwise provided in this Agreement, the risks and full economic benefits with respect to the Transaction Documents shall pass to the Purchaser upon receipt of the Transaction Documents. If the Purchaser fails to pay the Transfer Price in full within five (5) business days of the Effective Date, the transfer of the Transactional Documents shall be postponed accordingly until such date when the Holder receives the promissory note.

e.

The transfer of the Transaction Documents shall be completed through the execution of an assignment (the “Assignment of Convertible Debenture & Related Documents”) attached hereto on EXHIBIT 1-A.

f.

Upon receipt of the Transfer Price the Holder shall surrender the originally executed Transaction Documents to the Purchaser’s address as first set forth above.

2.

Further Documentation. The parties hereby agree to execute such other documents as may be required to carry out this transaction including, but not limited to the updating of any Uniform Commercial Code filings with a replacement debtor, and the issuance of any replacement Convertible Debenture(s), Security Agreements, Warrant Agreements or other Transaction Documents, if necessary.

3.

REPRESENTATIONS AND WARRANTIES.

a.

Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Holder as follows:

i.

The Purchaser has all power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby including, without limitation, the purchase of the Convertible Debenture, have been duly authorized by the Purchaser.

ii.

This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

iii.

The execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated thereby, do not and will not (a) violate any requirement of law applicable to the Purchaser, or (b) result in a material breach or default under any of the contractual obligations of the Purchaser, or under any order, writ, judgment, injunction, decree, determination or award of any governmental authority, in each case applicable the Purchaser or its properties.

iv.

No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other person in respect of any requirement of law, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance by the Purchaser (including, without limitation, the acquisition of the Convertible Debenture) or enforcement against the Purchaser of this Agreement or the transactions contemplated hereby.

b.

Representations and Warranties of the Holder. The Holder represents and warrants to the Purchaser as follows:

i.

The Holder has all power and authority to execute, deliver and perform this Agreement.

ii.

This Agreement is the valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms.

iii.

The Holder is the record and beneficial owner of the Convertible Debenture acquired by the Purchaser, and the Convertible Debenture conveyed pursuant to this Agreement has not been assigned, pledged, sold, transferred, fully converted or otherwise previously conveyed.

iv.

The execution, delivery and performance of this Agreement by the Holder and the consummation of the transactions contemplated thereby, do not and will not (a) violate any requirement of law applicable to the Holder, or (b) result in a material breach or default under any of the contractual obligations of the Holder, or under any order, writ, judgment, injunction, decree, determination or award of any governmental authority, in each case applicable the Holder or its properties.

v.

No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other person in respect of any requirement of law, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance by the Holder (including, without limitation, the transfer of the Convertible Debenture) or enforcement against the Holder of this Agreement or the transactions contemplated hereby.

c.

Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

i.

The Company has all power and authority to execute, deliver and perform this Agreement and is in good standing under the laws of the state of its formation.

ii.

This Agreement is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

iii.

The Transaction Documents were validly issued and are presently outstanding in the representative form attached hereto and have not been altered or amended (except as disclosed herein) nor are they subject to any adverse claim or dispute whatsoever.  The Company affirms the representation and warranty contained in Section 4 below.

iv.

The Company is currently in breach of the terms of the Convertible Debenture and is incurring default rates of interest on the Convertible Debenture.

v.

The Company consents the assignment of the Transaction Documents from Holder to Purchaser.

4.

No Impairment of Security Interests.  All of the property securing the Convertible Debenture shall remain subject to the liens, charges, or encumbrances of such property, and nothing in this Agreement shall affect the security interests granted in conjunction with the Convertible Debenture or the priority of such security interests over any other liens, charges, encumbrances or conveyances.

5.

Governing Law; Successors and Assigns. This Agreement shall be governed and construed in accordance with the laws of the State of Idaho and applicable federal law without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Idaho or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Idaho and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

6.

Confidentiality. Each party agrees to hold and keep the information in this Agreement confidential and will not disclose any of such information in any manner whatsoever, except as may otherwise be required by applicable law.

7.

Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

8.

Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

9.

Counterparts. This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

10.

Independent Counsel. The Purchaser, the Holder and the Company have been provided with an opportunity to consult with their own counsel and their own business, securities and tax advisors with respect to this Agreement.

11.

Effective. This Agreement becomes effective upon the parties’ execution.

12.

Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement.

13.

Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

14.

Amendments. This Agreement may be amended, modified or supplemented at any time by the parties hereto only by an instrument in writing signed on behalf of each of the parties hereto.

15.

Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses.

[REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

For and on behalf of:

VAST EXPLORATION, LLC

Signature: /s/ Scott Mahoney
Name: Scott Mahoney
Title: Managing Member

For and on behalf of:

HOLDER – LINDSAY E. GORRILL

Signature: /s/ Lindsay E. Gorrill
Name: Lindsay E. Gorrill

For and on behalf of:

JAYHAWK ENERGY, INC.

Siganture: /s/ Kelly J. Stopher
Name: Kelly J. Stopher
Title: Interim President/CEO

INDEX

“Transaction Documents”

Document No.

Exhibit Title

Description of Transaction Document

(1)

Ex. 1-A

06/03/2014 Gorrill Convertible Debenture Assignment

(2)

Ex. 1-B

06/03/2014 Gorrill Convertible Debenture

(3)

Ex. 1-C

06/03/2014 Gorrill Security Agreement

(4)

Ex. 1-D

06/13/2014 Gorrill Intercreditor Agreement

(5)

Ex. 1-E

06/03/2014 Gorrill Stock Pledge Agreement

EXHIBIT 1-A

06/03/2014 Gorrill Convertible Debenture Assignment

ASSIGNMENT OF CONVERTIBLE DEBENTURE

AND RELATED DOCUMENTS

FOR VALUE RECEIVED, the undersigned hereby grants, assigns, and transfers to VAST EXPLORATION LLC, a Texas limited liability company (“Assignee”), that certain Convertible Debenture, Security Agreement, Intercreditor Agreement, Stock Pledge Agreement and Related Documents (the “06/03/2014 Gorrill Convertible Debenture”) dated June 3, 2014 in the amount of $200,000 executed by JayHawk Energy, Inc.

The “06/03/2014 Gorrill Convertible Debenture” is attached hereto as Exhibit 1-B. The Security Agreement is attached hereto as Exhibit 1-C, the Intercreditor Agreement is attached as Exhibit 1-D, the Stock Pledge Agreement is attached as Exhibit 1-E.

TOGETHER with the Convertible Debenture therein described or referred to, the money due and to become due thereon with interest, and all rights accrued or to accrue under said Convertible Debenture and Related Documents.

THIS ASSIGNMENT IS BEING MADE PURSUANT TO THE TERMS OF A CONVERTIBLE DEBENTURE TRANSFER AGREEMENT OF EVEN DATE HEREWITH BETWEEN ASSIGNOR AND ASSIGNEE (the “AGREEMENT”) AND IS SUBJECT TO ALL OF THE PROVISIONS THE AGREEMENT.

Dated this 17th day of March, 2015.

LINDSAY E. GORRILL

“ASSIGNOR”:

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EXHIBIT 1-B

06/03/2014 Gorrill Convertible Debenture

EXHIBIT 1-C

06/03/2014 Security Agreement

EXHIBIT 1-D

06/13/2014 Intercreditor Agreement

EXHIBIT 1-E

06/03/2014 Stock Pledge Agreement

EXHIBIT X

$200,000 Gorrill Promissory Note

PROMISSORY NOTE

Borrower:

Vast Exploration, LLC

Lender:

Lindsay E. Gorrill

a Texas limited liability company

611 E. Sherman Avenue

10119 W. Lariat

Coeur d’Alene, ID 83814

Peoria, AZ 85383

Date of Note: March 17, 2015

Interest Rate: 5.0% per year

PROMISE TO PAY. Vast Exploration, LLC ("Borrower") promises to pay to the order of Lindsay E. Gorrill ("Lender"), without set off or counterclaim, in lawful money of the United States of America, the principal amount of Two Hundred Thousand Dollars ($200,000), together with interest at the rate of Five Percent (5.0%) on the unpaid outstanding principal balance of this Note. Interest shall accrue and compound upon the unpaid balance of this Note using an Actual/360 days counting method.

PAYMENT.  Buyer shall make quarterly interest only payments for four (4) years after the execution of this Note. The first interest only payment shall be due three (3) months after the execution of this Note and subsequent quarterly interest only payments shall be due on the same day of the subject month thereafter. Said interest only payments shall be calculated by applying an interest rate of Five Percent (5%) to the unpaid principal balance of this Note, using an Actual/360 days accounting method. The aforesaid interest only payments shall cause Borrower to pay all accrued interest, in arrears, quarterly for four (4) years after the execution of this Note. On the four (4) year anniversary of this Note the remaining principal balance together with accrued and unpaid interest and any other amounts owing under this Note shall be due and payable.

MAXIMUM INTEREST AMOUNT. Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid principal balance of the Note and any remainder will be refunded to Borrower.

PREPAYMENT.  There shall be no prepayment penalty for the early payment of all or part of this Note.

LATE CHARGE.  If a payment is ten (10) days or more late, Borrower will be charged $5.00 as a late fee. This fee shall be imposed each month during which a payment is ten (10) days or more late, and said fee shall be promptly paid by Borrower in addition to the full regularly scheduled monthly payment for said month. Any unpaid late charges will be added to the unpaid balance of this Note and interest shall accrue and compound thereon.

DEFAULT.  Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Defaults.  Borrower fails to make any payment when due under this Note.

OPPORTUNITY TO CURE.  Upon default, Borrower shall be entitled to notice and an opportunity to cure before Lender may declare Borrower in default. If Borrower defaults upon this Note, Lender shall deliver written notice to Borrower by certified mail return receipt requested to Borrower at the address shown above, notifying Borrower of such default and the reasonable particulars of such default. Borrower shall have thirty (30) days after receiving such written notice to either cure the default or to dispute that an actual material default exists.

GOVERNING LAW.  This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Kansas.  This Note has been accepted by Lender in the State of Kansas.

CHOICE OF VENUE.  If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Miami County, State of Kansas.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $5.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower and shall inure to the benefit of Lender and its successors and assigns.

Borrower's Initials

NO ORAL AGREEMENTS.  This written agreement is the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement between Lender and Borrower.

By initialing the boxes to the left, Lender and Borrower affirm that no unwritten oral agreement exists between them.

Lender's Initials

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

VAST EXPLORATION, LLC:

/s/ Scott Mahoney

_____________________________________

Scott Mahoney, Managing Member

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